SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )


Filed by the Registrant     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Confidential, For Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2)
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-12

--------------------------------------------------------------------------------

                         TUMBLEWEED COMMUNICATIONS CORP.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)   Title of each class of securities to which transaction applies:
                       N/A

        (2)   Aggregate number of securities to which transaction applies:
                       N/A

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                       N/A

        (4)   Proposed maximum aggregate value of transaction:
                       N/A

        (5)   Total fee paid:
                       N/A

[ ]      Fee paid previously with preliminary materials. N/A
[ ] Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


         (1)  Amount Previously Paid:
                       N/A

         (2)  Form, Schedule or Registration Statement No.:
                       N/A

         (3)  Filing Party:
                       N/A

         (4)  Date Filed:
                       N/A

                                         Tumbleweed Communications Corp.
                                         700 Saginaw Drive
                                         Redwood City, California  94063
                                         www.tumbleweed.com
                                         ------------------

                           [TUMBLEWEED COMMUNICATIONS
                             LOGO GRAPHIC OMITTED]

To our Stockholders:

I am pleased to invite you to attend the 2004 Annual Meeting of Stockholders of Tumbleweed Communications Corp. to be held on June 8, 2004 at 10:00 a.m. pacific daylight time at corporate headquarters at 700 Saginaw Drive, Redwood City, California 94063.

Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone or by mailing a proxy card. Voting over the Internet, by phone or by written proxy will ensure your representation at the Annual Meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of the voting options.

Thank you for your ongoing support of and continued interest in Tumbleweed Communications Corp.

Sincerely,

/s/ Jeffrey C. Smith

Jeffrey C. Smith
Chairman of the Board of Directors

                       2004 ANNUAL MEETING OF STOCKHOLDERS
                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                                TABLE OF CONTENTS



QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING.................................2

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS............................6

PROPOSAL 1 ELECTION OF DIRECTORS...............................................9

PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS..................13

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................14

EXECUTIVE COMPENSATION........................................................15

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION.....................................................21

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS.......................22

AUDIT FEES AND PRE-APPROVAL POLICIES..........................................24

PERFORMANCE MEASUREMENT COMPARISON............................................25

COMPARISON OF CUMULATIVE TOTAL RETURN ON INVESTMENT...........................25

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................25

OTHER MATTERS.................................................................25

ADDITIONAL INFORMATION........................................................26

                         Tumbleweed Communications Corp.
                                700 Saginaw Drive
                         Redwood City, California 94063
                                   ___________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 8, 2004
                                   ___________

TIME:                      10:00 a.m. Pacific Daylight Time

PLACE:                     700 Saginaw Drive, Redwood City, California  94063

ITEMS OF BUSINESS:         o     To elect three Class II directors for a
                                 3-year term.

                           o To ratify the selection of KPMG LLP as our independent auditors for our fiscal year ending December 31, 2004.

                           o     To transact such other business as may
                                 properly come before the meeting or any
                                 adjournment or postponement thereof.

                           The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

RECORD DATE:               Stockholders of record of Tumbleweed
                           Communications Corp. at the close of business on April 23, 2004 are entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

VOTING BY PROXY:           Please submit a proxy as soon as possible so that
                           your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy (1) over the Internet, (2) by telephone, or (3) by mail. For specific instructions, please refer to the QUESTIONS AND
                           ANSWERS beginning on page 2 of this Proxy
                           Statement and the instructions on the proxy card.

                                            By Order of the Board of Directors

                                            By:  /s/ Bernard J. Cassidy

                                            Bernard J. Cassidy
                                            Secretary

  Redwood City, California 94063
  May 7, 2004

                         TUMBLEWEED COMMUNICATIONS CORP.
                700 SAGINAW DRIVE, REDWOOD CITY, CALIFORNIA 94063

                                 PROXY STATEMENT
                                ----------------

         This Proxy Statement contains information relating to the Annual Meeting of Stockholders of Tumbleweed Communications Corp., a Delaware corporation, to be held on June 8, 2004, beginning at 10:00 a.m. Pacific Daylight Time, at 700 Saginaw Drive, Redwood City, California 94063, and at any adjournment of the Annual Meeting. The Proxy Statement and accompanying proxy card are first being mailed to stockholders on or about May 7, 2004.


                 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
                 ----------------------------------------------

What is the purpose of the Annual Meeting?

         At our Annual Meeting, stockholders will act upon the matters outlined in the accompanying Notice of Annual Meeting, including the following proposals:

         o    the election of three Class II directors for a 3-year term, and

         o the ratification of the appointment of KPMG LLP as our independent accountants for our fiscal year ending December 31, 2004.

         In addition, our management will report on our performance during fiscal 2003 and respond to questions from stockholders.

What shares can I vote?

         All shares of our common stock owned by you as of the close of business on the record date, April 28, 2004, may be voted by you. These shares include
(1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner through a stockbroker, bank or other nominee. Each share of common stock owned by you entitles you to cast one vote on each matter to be voted upon.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

         Most of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

         If your shares are registered directly in your name with our transfer agent, Equiserve, L.P., you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting. We have enclosed or sent a proxy card for you to use.

Beneficial Owner

         If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. Your broker, bank or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. If you do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in "What vote is required to approve each item?" below.

How can I vote my shares in person at the meeting?

         Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU ALSO SUBMIT YOUR PROXY AS DESCRIBED BELOW SO THAT YOUR VOTE WILL BE COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE MEETING. SHARES HELD BENEFICIALLY IN STREET NAME MAY BE VOTED IN PERSON BY YOU ONLY IF YOU OBTAIN A SIGNED PROXY FROM THE RECORD HOLDER GIVING YOU THE RIGHT TO VOTE THE SHARES.

How can I vote my shares without attending the meeting?

         Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker, bank or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail.

         Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker, bank or nominee.

         BY INTERNET--If you have Internet access, you may submit your proxy from any location in the world by following the "Vote by Internet" instructions on the proxy card.

         BY TELEPHONE--If you live in the United States or Canada, you may submit your proxy by following the "Vote by Phone" instructions on the proxy card.

         BY MAIL--You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker, bank or nominee and mailing it in the accompanying enclosed, pre-addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct.

Can I change my vote after I submit my proxy?

         Yes. Even after you have submitted your proxy, you may change your vote at any time prior to the close of voting at the Annual Meeting by filing with our Corporate Secretary at principal executive office address a notice of revocation or by submitting a duly executed proxy bearing a later date or by voting by telephone or Internet on a later date or it may be revoked by attending the meeting and voting in person.

         If your shares are held in a stock brokerage account or by a bank or other nominee, you may revoke your proxy by following the instructions provided by your broker, bank or nominee.

Will my vote be kept confidential?

         We have adopted a policy providing for confidential voting. Stockholder votes will be tabulated by Equiserve L.P. and, subject to certain limited exceptions including a contested proxy solicitation, how a particular stockholder votes will not be disclosed to us prior to the final tabulation of the vote.

What constitutes a quorum?

         The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding and entitled to vote on the record date will constitute a quorum, permitting the Annual Meeting to conduct its business. At the close of business on the record date, 47,447
438 shares of our common stock were issued and outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of a quorum.

What are the Board of Directors' recommendations?

         Unless you give other instructions either via your proxy card or your electronic vote, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. The Board of Directors' recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board of Directors recommends a vote:

         o "FOR" the election of each of our nominees to the Board of Directors; and

         o "FOR" the ratification of the appointment of KPMG LLP as our independent accountants for our fiscal year ending December 31, 2004.

         With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote in accordance with their judgment on such matter.

What vote is required to approve each item?

         Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote, and the director nominees who receive the greatest number of votes at the Annual Meeting (up to the number of directors to be elected) will be elected. Broker non-votes, if any, will not affect the outcome of the vote on the election of directors. The ratification of the appointment of auditors will require the affirmative vote of a majority of shares of common stock present in person or represented by proxy at the Annual Meeting. In determining whether this proposal received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against the proposal; broker non-votes will be disregarded and will have no effect on the outcome of the vote.

What does it mean if I receive more than one proxy or voting instruction card?

         It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

How can I obtain an admission ticket for the meeting?

         Two cut-out admission tickets are included on the back of this proxy statement. A limited number of tickets are available for additional joint owners. To request additional tickets, please contact the Corporate Secretary at our headquarters at 700 Saginaw Drive, Redwood City, California 94063. If you forget to bring an admission ticket, you will be admitted to the meeting only if you are listed as a stockholder of record as of the close of business on April 28, 2004 and bring proof of identification. If you hold your shares through a stockbroker, bank or other nominee and fail to bring an admission ticket, you will need to provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker, bank or nominee or a copy of a brokerage statement showing your share ownership as of April 28, 2004.

Where can I find the voting results of the meeting?

         We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal year 2004.

Who will count the votes?

         A representative of Equiserve, L.P., our transfer agent, will tabulate the votes and act as the inspector of election.

Who will bear the cost of this solicitation?

         We are making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. If you choose to access the proxy materials and/or vote over the Internet, however, you are responsible for Internet access charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We also have hired ADP, Inc. to assist us in the distribution of proxy materials and the solicitation of votes. We will pay ADP, Inc. a fee of $12,000 plus expenses for these services. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

May I propose actions for consideration at next year's annual meeting of stockholders?

         For a stockholder's proposal to be included in our Proxy Statement for the 2005 Annual Meeting of Stockholders, the stockholder must follow the procedures of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the proposal must be received by our Corporate Secretary at 700 Saginaw Drive, Redwood City, California 94063 not later than January 7, 2005. In order for proposals of stockholders made outside of Rule 14a-8 under the Exchange Act to be considered timely, our Bylaws require that such proposals must be submitted to our Corporate Secretary, not later than April 9, 2005 and not earlier than March 10, 2005, unless the Annual Meeting is called for a date earlier than May 9, 2005 or later than July 8, 2005, in which case such proposal must be received not later than the close of business on the 10th day following the day on which notice of the date of the meeting is mailed or public disclosure of the date of the meeting is made, whichever occurs first.

               CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Who are the current members of the Board of Directors and are they independent?

         The members of the Board of Directors on the date of this proxy statement, and the committees of the Board on which they serve, are identified below:

-------------------------------------------------------------------------------
|        Director         | Audit Committee| Nominating Committee |Compensation|
|                         |                |                      | Committee  |
|-------------------------|----------------|----------------------|------------|
|Taher Elgamal            |                |         *            |            |
|-------------------------|----------------|----------------------|------------|
|Christopher H. Greendale |       *        |                      |            |
|-------------------------|----------------|----------------------|------------|
|Kenneth R. Klein         |                |                      |     *      |
|-------------------------|----------------|----------------------|------------|
|David F. Marquardt       |                |                      |    **      |
|-------------------------|----------------|----------------------|------------|
|Standish H. O'Grady      |       *        |                      |            |
|-------------------------|----------------|----------------------|------------|
|Deborah D. Rieman        |                |         **           |            |
|------------------------ |----------------|----------------------|------------|
|James P. Scullion        |      **        |                      |            |
|-------------------------|----------------|----------------------|------------|
|Jeffrey C. Smith         |                |                      |            |
-------------------------------------------------------------------------------

___________
*      Committee member
**     Committee chairperson


         Our Board of Directors has determined that each of Messrs Elgamal, Greendale, Klein, Marquard, O'Grady and Scullion and Dr. Rieman meet the independence requirements of the NASD listing standards.

How often did the Board of Directors meet during fiscal 2003?

         During the fiscal year ended December 31, 2003, the Board of Directors held 7 meetings. Each Board member attended 75% or more of the aggregate of the meetings of the Board of Directors and of the committees on which he or she served that were held during the period for which he or she was a director or committee member, respectively.

         The Company does not have a policy on director attendance at Annual Meetings. None of our directors were in attendance at the 2003 Annual Meeting.

How do stockholders communicate with the Board of Directors?

         The Board of Directors has established a process to receive communications from stockholders. Stockholders may contact any member (or all members) of the Board, or the non-management directors as a group), any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board of Directors, any individual directors or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at 700 Saginaw Drive, Redwood City, California 94063. To communicate with any of our directors electronically, stockholders should send an email message to directors@tumbleweed.com.

         All communications received as set forth in the preceding paragraph will be opened by the office of our General Counsel for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the General Counsel's office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

Does the Company have a Code of Ethics?

         Yes. We have adopted a code of conduct for all of our employees and directors, including our chief executive officer, chief financial officer, other executive officers and senior financial personnel. A copy of our code of conduct is available on our web site at www.tumbleweed.com under the caption "Corporate Governance" on the Investor Relations page. We intend to post on our web site any material changes to, or waiver from our code of business conduct, if any, within five business days of such event.

What are the standing committees of the Board of Directors?

         The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

Audit Committee

         The Audit Committee reviews our internal accounting procedures and considers and reports to the Board of Directors with respect to other auditing and accounting matters, including the selection of our independent auditors, the scope of annual audits, fees to be paid to our independent auditors and the performance of our independent auditors. The members of the Audit Committee are James P. Scullion (Chairman), Christopher H. Greendale and Standish H. O'Grady, each of whom is an independent director under the NASD listing standards. The Audit Committee 5 held meetings during the fiscal year ended December 31, 2003.

         Our Board of Directors has determined that Mr. Scullion, the Chairman of our Audit Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations as a result of his experience as Chief Financial Officer of DataTrak, Inc. and as both Chief Financial Officer and Chief Operating Officer at Identrix.

Compensation Committee

         The Compensation Committee reviews and recommends to the Board of Directors certain salaries, benefits and stock option grants for employees, consultants, directors and other individuals compensated by us. The Compensation Committee also administers our stock option and other employee benefit plans. The members of the Compensation Committee are David F. Marquardt (Chairman), and Kenneth R. Klein, each of whom is an independent director under the NASD listing standards. The Compensation Committee held 4 meetings during the fiscal year ended December 31, 2003.

Nominating Committee

         The functions of the Nominating Committee include the following: identifying and recommending to the Board individuals qualified to serve as directors of the Company and on committees of the Board; and to advise the Board with respect to Board Composition, procedures, and committees. A copy of the charter is attached as Appendix A to this Proxy Statement and is also available on our website at www.tumbleweed.com under the caption "Corporate Governance" on the Investor Relations page.

         The members of the Nominating Committee are Deborah D. Rieman (Chairman), and Taher Elgamal, each of whom is an independent director under the NASD listing standards. See "Director Independence" above. The Nominating Committee was formed in April of 2004 and therefore did not meet in 2003.

         The Nominating Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information: the name of the stockholder and evidence of the person's ownership of our stock, including the number of shares owned and the length of time of ownership and the name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of the Company and the person's consent to be named as a director if selected by the Nominating Committee and nominated by the Board.

         The stockholder recommendation and information described above must be sent to the Corporate Secretary at 700 Saginaw Drive, Redwood City, California 94063 and must be received by the Corporate Secretary not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders.

         The Nominating Committee believes that the minimum qualifications for serving as a director of the Company are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Company and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Company. The Nominating Committee also seeks to have the Board represent a diversity of backgrounds, experience, gender and race.

         The Nominating Committee identifies potential nominees by asking current directors and executive officers to notify the Committee if they become aware of persons, meeting the criteria described above, who have had a change in circumstances that might make them available to serve on the Board - for example, retirement as a CEO or CFO of a public company or exiting government or military service - especially business and civic leaders in the communities in which the Company's facilities are located. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates. As described above, the Committee will also consider candidates recommended by stockholders.

         Once a person has been identified by the Nominating Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee requests information from the candidate, reviews the person's accomplishments and qualifications, including in light of any other candidates that the Committee might be considering, and conducts one or more interviews with the candidate. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. The Committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         Our Certificate of Incorporation currently authorizes no fewer than one and no more than ten directors. Our Board of Directors is currently comprised of eight directors. Our Certificate of Incorporation divides the Board of Directors into three classes - Class I, Class II and Class III - with members of each class serving staggered three-year terms. One class of directors is elected by the stockholders at each annual meeting to serve a three-year term and until their successors are duly elected and qualified. The Class II directors will stand for reelection or election at the Annual Meeting. The Class III directors will stand for reelection or election at the 2005 annual meeting and the Class I directors will stand for reelection or election at the 2006 annual meeting. If any nominee for any reason is unable to serve, or for good cause will not serve, as a director, the proxies may be voted for such substitute nominee as the proxy holders may determine. We are not aware of any nominee who will be unable to serve, or for good cause will not serve, as a director.

         The names of the nominees for election as Class II directors at the Annual Meeting and of the incumbent Class I and Class III directors, and certain information about them as of December 31, 2003, are set forth below:


            Name                       Age       Principal Occupation/Position Held With Us
---------------------------------   ---------    ------------------------------------------
Nominees for Class II directors:

Taher Elgamal                           48       Chairman and Chief Technology Officer, Securify, Inc.

Deborah D. Rieman                       54       Private investment fund manager and Consultant

James P. Scullion                       48       Chief Executive Officer, ComnetiX

Incumbent Class III directors:

Christopher H. Greendale                52       Independent Venture Capitalist

David F. Marquardt                      53       Founding General Partner of August Capital L.P.

Standish H. O'Grady                     44       Senior Managing Director of Granite Ventures, LLC

Incumbent Class I directors:

Jeffrey C. Smith                        37       Founder, Chairman and Chief Executive Officer

Kenneth R. Klein                        44       Chief Executive Officer, Wind River Systems, Inc.

___________

         Taher Elgamal has been a Director of Tumbleweed since July 2003. Dr. Elgamal has served as chief executive officer for Securify, an internet security company since June 1998. Dr. Elgamal served as chief scientist for Netscape Communications, an internet software company, from April 1995 to June 1998. Dr. Elgamal is a director of RSA Security, Inc., Phoenix Technologies, Ltd., and Hi/fn, Inc. Dr. Elgamal sits on the audit committee of RSA Security, Inc., and on the audit and compensation committees at Phoenix Technologies, Ltd., and Hi/fn, Inc. Dr. Elgamal holds a B.S. degree in electrical engineering from Cair University and an M.S. degree and a Ph.D. degree in electric engineering from Stanford University.

         Deborah D. Rieman has been a Director of Tumbleweed since March 2001. Dr. Rieman currently manages a private investment fund and consults to technology start-up companies. Until December 1999, Dr. Rieman served as President and Chief Executive Officer of CheckPoint Software Technologies, Inc., an internet security software company. Prior to joining CheckPoint, Dr. Rieman held various executive and marketing positions with Adobe Systems, Inc., Sun Microsystems, Inc. and Xerox Corporation. She also serves as a director of Altera Corp., Alchemedia Corporation, Keynote Systems, Inc. and Corning, Inc. Dr. Rieman holds a B.A. in Mathematics from Sarah Lawrence College and a Ph.D. in Mathematics from Columbia University.

         James P. Scullion has been a Director of Tumbleweed since April 2003. Mr. Scullion has served and Chief Executive Officer of ComnetiX since April of 2004. Mr. Scullion served as President and Chief Operating Officer at Identix from April 1999 to April 2002 and Chief Financial Officer at Identix from 1990 to April 2001. Prior to joining Identix, Mr. Scullion served as Chief Financial Officer at DataTrak, Inc. from 1986 to 1990. Mr. Scullion is also chairman of Tumbleweed's Audit Committee.

         Christopher H. Greendale has been a director of Tumbleweed since August 2001. Since March of 2002, Mr. Greendale has been a Venture Partner of GrandBanks Capital, a venture capital firm established in partnership with SOFTBANK and Mobius Venture Capital (SOFTBANK Venture Capital). Mr. Greendale was also engaged in independent venture capital investing between September 2000 and March 2002. From January 1998 until September 2000, he was a Managing Director with Internet Capital Group (ICG), an Internet holding company actively engaged in more than 70 business-to-business e-commerce partner companies. Mr. Greendale serves as Chairman of Board of Directors of Metatomix, Inc., a provider of database connector software for enterprises. In addition, he serves on the board of directors of a number of early stage systems integration and software companies. Prior to joining Metatomix, Mr. Greendale served as Executive Vice President, Marketing for Cambridge Technology Partners Massachusetts Inc., a provider of software development services. He was a co-founder of Cambridge Technology Partners, which grew to over $600 million in annual revenues before he left the company in 1997. From November 1990 until March 1991, Mr. Greendale was an independent management consultant. From June 1990 until November 1990, Mr. Greendale served as Vice President, Marketing for Oracle Corporation, a software development company. From April 1989 until June 1990, Mr. Greendale served as Vice President, Worldwide Marketing for Ingres Corporation, a software development company. From February 1986 until April 1989, Mr. Greendale served as President and Chief Operating Officer of Network Technologies, a software development company.

         David F. Marquardt has been a Director of Tumbleweed since August 1997. Mr. Marquardt is a founding General Partner of August Capital, L.P., formed in 1995, and has been a General Partner of various Technology Venture Investors entities, which are private venture capital limited partnerships, since August 1980. Mr. Marquardt is a director of Microsoft Corporation, Netopia, Inc., Seagate Techynology LLC and various privately held companies and sits on the compensation committee at Seagate Technology LLC and the finance and governance and nominating committees at Microsoft Corporation. Mr. Marquardt received a B.S. in Mechanical Engineering from Columbia University and an M.B.A. from Stanford Graduate School of Business.

        Standish H. O'Grady has been a Director of Tumbleweed since August 1997. Mr. O'Grady is a founder and Senior Managing Director of Granite Ventures LLC, an early stage technology venture capital firm formed in 1998. He previously served in various positions with Hambrecht & Quist Group's venture capital practice since 1986. Mr. O'Grady is currently a director of Virage Inc. Wind River Systems, Inc. and various privately held companies and sits on the compensation/nominating committee at WindRiver Systems, Inc. and the compensation and audit committees at Virage Inc. Mr. O'Grady holds a B.S.E. degree in Chemical Engineering from Princeton University and an M.B.A. from the Amos Tuck School of Business Administration at Dartmouth College.

        Jeffrey C. Smith, Chief Executive Officer and Chairman of the Board of Directors, is responsible for strategic planning and business development. Before founding Tumbleweed in June 1993, Mr. Smith held various senior positions in research and development with the following firms: Frame Technology from January 1991 to June 1993; Aeon Corp. from January 1990 to January 1991; Hewlett Packard from June 1988 to June 1989; and IBM Scientific Research Center in Palo Alto from June 1987 to June 1988. Mr. Smith served as a lecturer in Software Engineering at Stanford University in 1988 and 1989. Mr. Smith holds a B.S. in Computer Science from Stanford University.

        Kenneth R. Klein has been a Director of Tumbleweed since February 2000. Mr. Klein has been President, Chief Executive Officer and Chairman of the Board of Directors of of Wind River Systems, Inc. since January 2004. Prior to that Mr. Klein served as the Chief Operating Officer of Mercury Interactive since January of 2000 and had been on the Mercury Interaction board of directors since July 2000. Prior to that he served as President, North American Operations from July 1998 to January 2000. From April 1995 to July 1998 he served as Vice President of North American Sales. From May 1992 to March 1995, he served as Western Area Sales Director. From March 1990 to May 1992, Mr. Klein served as Regional Sales Manager for Interactive Development Environments, a CASE tool company. Prior to that Mr. Klein served in a variety of engineering and sales management roles in the software industry. Mr. Klein holds degrees in electrical engineering and biomedical engineering from the University of Southern California. Vote Required

         Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote, and the director nominees who receive the greatest number of votes at the Annual Meeting (up to the number of directors to be elected) will be elected. Broker non-votes, if any, will not affect the outcome of the vote on the election of directors.

                        THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

                                   PROPOSAL 2

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors has selected KPMG LLP as our independent auditors for the fiscal year ending December 31, 2004 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         Stockholder ratification of the selection of KPMG LLP as our independent auditors is not required by our Bylaws or otherwise. However, the Board of Directors is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of us and our stockholders.

Vote Required

         The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting is required for the ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2004. In determining whether the proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against this proposal; broker non-votes will be disregarded and will have no effect on the outcome of the vote.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

How many shares of common stock do our directors, executive officers, and largest stockholders own?

         The following table sets forth certain information regarding the ownership of our common stock as of December 31, 2003 by: (a) each director and nominee for director named in "Proposal 1--Election of Directors"; (b) each of the executive officers and individuals named in the Summary Compensation Table;
(c) all of our executive officers and directors as a group; and (d) all those known by us to be beneficial owners of more than five percent of our common stock.


                                                   Beneficial Ownership(1)
Name and Address of Beneficial Owner       Number of Shares     Percent of Total
------------------------------------       ----------------     ----------------

Palo Alto Investors, LLC                      3,327,562(3)              *
470 University Avenue
Palo Alto, CA  94301(2)
RS Investment Management Co. LLC              1,360,950(5)              *
388 Market Street, Suite 1700
San Francisco, CA  94111(4)
Directors and Named Executive Officers:                                 *
Taher Elgamal(6)                                 21,810                 *
Deborah D. Rieman(6)                            133,855                 *
James P. Scullion(6)                               --                   *
Christopher H. Greendale(6)                     112,500                 *
David F. Marquardt(6)                           322,944                 *
Standish H. O'Grady(6)                           74,052(7)              *
Jeffrey C. Smith(6)                           2,075,700(8)             4.9%
Kenneth R. Klein(6)                             119,688                 *
Timothy C. Conley(6)                            238,333                 *
John Vigouroux(6)(9)                            192,500                 *

___________

* Less than 1% of the outstanding shares of common stock.

(1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 42,401,260 outstanding shares on December 31, 2003 adjusted as required by rules promulgated by the SEC.

(2) Palo Alto Investors, Inc. is the manager of Palo Alto Investors, LLC. William L. Edwards is the controlling shareholder of Palo Alto Investors, Inc. Palo Alto Investors, LLC is the general partner of Micro Cap Partners, L.P., an investment limited partnership.

(3) Palo Alto Investors, LLC, Palo Alto Investors, Inc. and William Edwards hold shared voting and dispositive power over 3,237,562 of the shares. For 2,136,622 of the shares Palo Alto Investors, LLC, Palo Alto Investors, Inc. and William Edwards hold shared voting and dispositive power with Micro Cap Partners, L.P. William Leland Edwards has sole voting and dispositive power over 164,101 shares.

(4) RS Investment Management, L.P. is a general partner in RS Investment Management Co. LLC. G. Randall Hecht is a control person over both RS Investment Management Co. LLC and RS Investment Management, L.P.

(5) RS Investment Management Co. LLC and G. Randall Hecht hold shared voting and dispositive power over 1,360,950 of the shares. For 1,360,550 of the shares RS Investment Management Co. LLC and G. Randall Hecht hold shared voting and dispositive power with RS Investment Management, L.P.

(6) Indicates those people whose total number of beneficially owned shares include shares subject to options exercisable within 60 days of December 31, 2003 as presented in the table below.

(7) Voting and dispositive power over 6,883 shares held by H&Q Adobe Venture Management II, LLC is held by all its members. Mr. O'Grady is a member of H&Q Adobe Venture Management II, LLC and may be deemed to share voting and investment power with respect to these shares. However, Mr. O'Grady disclaims beneficial ownership of all these shares, except to the extent of his pecuniary interest arising from his interest in these entities.

(8) This number includes 260,000 shares held by the Jeffrey C. Smith Annuity Trust. Mr. Smith is the sole trustee of the trust. This number also includes 268,969 shares subject to options exercisable within 60 days of March 31, 2003.

(9) Mr. Vigouroux resigned as President and Chief Operating Officer as of April 30, 2004.


           Name                           Shares Subject to Options
-----------------------------             -------------------------
Taher Elgamal                                     13,844
Deborah D. Rieman                                133,855
Christopher H. Greendale                         112,500
David F. Marquardt                               127,000
Standish H. O'Grady                               56,167
Jeffrey C. Smith                                 393,553
Kenneth R. Klein                                 119,688
Timothy C. Conley                                185,678
John Vigouroux (1)                               192,500

    (1) Mr. Vigouroux resigned as President and Chief Operating Officer as of April 30, 2004.

________________________

Section 16 Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

         To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.


                             EXECUTIVE COMPENSATION

How are directors compensated?

         We reimburse our non-employee directors for all out-of-pocket expenses incurred in the performance of their duties as our directors. We currently do not pay fees to our directors for attendance at meetings or for their services as members of the Board of Directors.

         During fiscal year 2003 Taher Elgamal was granted an option on July 7, 2003 to purchase 135,000 shares of common stock at an exercise price of $2.70 per share, the fair market price per share of the common stock on the date of the grant.

         James P. Sullivan was granted an option on April 10, 2003 to purchase 150,000 shares of common stock at an exercise price of $1.24 per share, the fair market price per share of the common stock on the date of the grant.

Who are our executive officers?

        Jeffrey C. Smith, Chief Executive Officer and Chairman of the Board of Directors, is responsible for strategic planning and business development. Before founding Tumbleweed in June 1993, Mr. Smith held various senior positions in research and development with the following firms: Frame Technology from January 1991 to June 1993; Aeon Corp. from January 1990 to January 1991; Hewlett Packard from June 1988 to June 1989; and IBM Scientific Research Center in Palo Alto from June 1987 to June 1988. Mr. Smith served as a lecturer in Software Engineering at Stanford University in 1988 and 1989. Mr. Smith holds a B.S. in Computer Science from Stanford University.

         Timothy Conley, Senior Vice President, Finance, and Chief Financial Officer is responsible for finance and administration. Prior to joining Tumbleweed in July 2003. From January 2000 through June 2003, Mr. Conley served as vice president, finance, and chief financial officer for Valicert, Inc. From September 1998 to January 2000, Mr. Conley was vice president of finance and chief financial officer of Longboard, Inc., a provider of telecommunications systems. From June 1997 to August 1998, Mr. Conley served as vice president of finance and chief financial officer of Logicvision, a provider of intellectual property for use in the design and testing of semiconductor devices. Previously, from November 1989 to May 1997, Mr. Conley was vice president of finance and chief financial officer of Verilink Corporation, a manufacturer of network access equipment. Mr. Conley holds a B.S. degree in business administration from Wisconsin State University and is a certified public accountant.

      There are no family relationships among any of our directors and executive officers.

                       Summary Compensation Summary Table

         The following table indicates information concerning compensation of our Chief Executive Officer and our two most highly compensated executive officers other than the Chief Executive Officer whose salary and bonus exceeded $100,000 for the last fiscal years ended 2003, 2002 and 2001 (the "named executive officers").


                                                                                        Long-Term
                                                                                       Compensation
                                                                          ------------------------------------
                                     Annual Compensation                           Awards           Payouts
                        -----------------------------------------------   ------------------------  --------
                                                                                       Securities
                                                         Other Annual    Restricted    Underlying     LTIP
  Name and Principal            Salary       Bonus       Compensation      Stock        Options      Payouts     All Other
       Position         Year      ($)         ($)             ($)          Awards ($)      (#)         ($)     Compensation ($)
---------------------- ------- --------   ------------  --------------   ------------  -----------  --------  -----------------
Jeffrey C. Smith        2003    180,000      11,601(1)        _ _            _ _                        _ _        _ _
Chairman and Chief      2002    174,092      35,966(1)         _ _            _ _       150,000          _ _        _ _
Executive Officer       2001    173,958      43,009            _ _            _ _       400,000          _ _        _ _


Timothy C. Conley       2003     74,813      13,500                                     300,000
Senior Vice President   2002        _ _         _ _            _ _            _ _           _ _          _ _        _ _
and Chief Financial     2001        _ _         _ _            _ _            _ _           _ _          _ _        _ _
Officer (2)

John Vigouroux          2003     19,695      96,645            _ _            _ _       600,000
President and Chief     2002        _ _         _ _            _ _            _ _           _ _          _ _        _ _
Operating Officer(3)    2001        _ _         _ _            _ _            _ _           _ _          _ _        _ _


(1) Includes $11,601 and $15,891 representing the value of the ratable cancellation of our loan to Mr. Smith in 2003 and 2002, respectively in accordance with the terms of his loan agreement, which provided for ratable cancellation of the loan based on his continued employment with Tumbleweed.

(2) Mr. Conley was Chief Financial Officer of Valicert, Inc. prior to our acquisition of Valicert and became Chief Financial Officer of Tumbleweed in July of 2003.

(3)      Mr. Vigouroux resigned in April 1, 2004.


                       Option Grants In Last Fiscal Year

         The following table provides information concerning grants of options to purchase our common stock made during the fiscal year ended December 31, 2003 to the named executive officers.

         In the fiscal year ended December 31, 2003, we granted options to purchase up to an aggregate of 4,351,759 shares to employees, directors and consultants. All of these options were granted at exercise prices equal to the fair market value of our common stock on the date of grant. All options have a term of ten years. Our option shares generally either vest over four years, with 25% of the option shares vesting one year after the option grant date, or vest ratably each month over four years beginning on the option grant date.

         The potential realizable values are based on an assumption that the price of our common stock will appreciate at the compounded annual rate shown from the date of grant until the end of the option term. These values do not take into account amounts required to be paid as income taxes under the Internal Revenue Code and any applicable state laws or option provisions providing for termination of an option following termination of employment, non-transferability or vesting. These amounts are calculated based on the requirements promulgated by the SEC and do not reflect our estimate of future stock price growth of the shares of our common stock.


                                                                                       Potential Realizable Value at
                                                                                       Assumed Annual Rates of Stock
                                                                                          Price Appreciation for
                                 Individual Grants                                               Option Term
----------------------------------------------------------------------------------     -----------------------------
                                            Percent of
                                               Total
                           Number of          Options
                           Securities       Granted to     Exercise
                       Underlying Option   Employees in      Price      Expiration
         Name             Granted (#)       Fiscal Year    ($/Share)      Date             5%($)           10%($)
------------------     ----------------    ------------    ---------    ----------     ------------      -----------
Jeffrey C. Smith                 -               -               -           -

Timothy C. Conley          261,500               *           $2.70        07/07/13

John Vigouroux             600,000              1.4%         $2.53        06/23/13


__________________          38,500               *           $2.53        06/23/13



* Less than 1%




               Aggregated Option Exercises In Last Fiscal Year and
                         Fiscal Year-End Option Values

         The following table describes for the named executive officers the exercisable and unexercisable options held by them as of December 31, 2003.



                                                        Number of Securities
                                                       Underlying Unexercised           Value of Unexercised
                                                          Options Held at              In-The-Money Options at
                                                        Fiscal Year-End (#)              Fiscal Year-End ($)
                                                     ----------------------------    ----------------------------
                           Shares        Value
                         Acquired on    Realized
     Name              Exercise (#)       ($)        Exercisable    Unexercisable    Exercisable    Unexercisable
-----------------     ---------------  ----------    -----------    -------------    -----------    -------------
Jeffrey C. Smith              0             0          366,469        343,751          231,166         446,334
Tim Conley               25,000        163,067.50      173,179        267,947          146,499         394,250
John Vigouroux          100,000        632,896.30      167,499        525,000          416,480         850,503




         The "Value of Unexercised In-the-Money Options at Fiscal Year-End" is based on a value of $4.15 per share, the fair market value of our common stock as of April 28, 2004, as determined by the Board of Directors, less the per share exercise price, multiplied by the number of shares issued upon exercise of the option.

                      Equity Compensation Plan Information

         The following table sets forth information regarding outstanding options and shares reserved for future issuance under our equity compensation plans as of December 31, 2003.


                                                    Weighted Average
                        Number of Shares to be     Exercise Price of       Number of Securities Remaining
                        Issued Upon Exercise of       Outstanding        Available for Future Issuance Under
                         Outstanding Options,      Options, Warrants    Equity Compensation Plans (excluding
    Plan Category         Warrants and Rights          and Rights        securities reflected in column (a))
----------------------  -----------------------    ------------------   ------------------------------------
                                  (a)                     (b)                            (c)
Equity compensation
plans approved by
stockholders (1)               8,734,940                $4.71                       19,415,227

Equity compensation
plans not approved
by stockholders (2)            2,823,677                $3.978                         894,784


Total                         11,558,617                $4.6202                     20,310,011


_______________

(1)    Includes Receipt.com Stock Plan, Valicert, Inc. 1996 Equity
Incentive Plan, Valicert, Inc. 1998 Stock Plan, Tumbleweed 1993 Stock Option Plan, Tumbleweed 1999 Omnibus Stock Incentive Plan, Worldtalk Corporation 1996 Equity Incentive Plan, Worldtalk Corporation 1996 Stock Option Plan, Worldtalk Corporation 1996 Directors' Stock Option Plan, Interface Systems, Inc. 1993 Stock Option Plan for Non-Employee Directors, Interface Systems, Inc. 1982 Stock Option Plan and Interface Systems, Inc. 1992 Stock Option Plan.

(2)    Includes Valicert, Inc. 2001 Non-Statutory Stock Plan and
Tumbleweed 2000 NSO Incentive Stock Plan.


2000 NSO Incentive Stock Plan

         The 2000 NSO Incentive Stock Plan was adopted by our Board of Directors on July 10, 2000. The NSO Incentive Plan qualifies as a "broadly based" plan and is for the benefit of our officers, directors, employees, advisors and consultants. It provides for the issuance of stock-based incentive awards, including stock options, stock appreciation rights, restricted stock, deferred stock, and performance shares or any combination of such. The options granted under the NSO Incentive Plan are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986. An aggregate of 4,181,500 shares of common stock are reserved for issuance under the NSO Incentive Plan, which will terminate on July 10, 2010.

         Under the terms of the NSO Incentive Plan, the exercise price for stock options is determined by the Board of Directors, Compensation Committee, or Administrator, generally 100% of the fair market value on the date of grant. The option term is determined by the Administrator, generally no longer than 10 years. Vesting periods are determined by the Administrator and generally provide for 25% of the options to vest on the first anniversary date of the grant with the remaining options vesting monthly over the following 36 months.

2001 Non-Statutory Stock Plan

         Reserved shares. A total of 310,029 shares of common stock are available for issuance under the Valicert, Inc. 2001 nonstatutory stock plan.

         Eligible persons and types of options. Under the 2001 nonstatutory stock plan, all Valicert, Inc. employees as of June 23, 2003 are eligible to receive nonstatutory stock options and restricted stock purchase rights.

         The Valicert, Inc. 2001 nonstatutory stock plan is administered by our board of directors, which selects the persons who will receive options and restricted stock purchase rights, determines the number of shares subject to each option and sets other terms and conditions, including the type of consideration to be paid to us upon exercise and vesting schedules. This responsibility may be delegated to a committee of our board of directors.

         Exercise price. The exercise price of nonstatutory stock options granted under the Valicert, Inc. 2001 stock plan must be at least 85% of the fair market value of our common stock on the date of grant. The term of an option cannot exceed 10 years. An individual's options generally expire three months following his termination of service or six months following the individual's termination date if the termination was due to his death or disability (and twelve months if the termination is due to permanent disability).

         Other option terms. Options granted under our Valicert, Inc. 2001 nonstatutory stock plan are generally immediately exercisable, subject to our right to repurchase any unvested shares at the option holder's original cost upon the optionholder's termination of service. Shares subject to options granted under the Valicert, Inc. 2001 nonstatutory stock plan generally vest over four years, although the board or committee may specify a different vesting schedule for a particular grant. Options granted under the Valicert, Inc. 2001 nonstatutory stock plan are generally nontransferable other than by will or the laws of descent and distribution, although the board or committee may grant nonstatutory stock options which allows for limited transferability.

                            Compensation of Directors

         Tumbleweed's Board of Directors makes all decisions relating to the compensation of members of our Board of Directors. We reimburse our non-employee directors for all out-of-pocket expenses incurred in the performance of their duties as our directors. We currently do not pay cash fees to our directors for attendance at meetings of for their services as members of the Board of Directors.

             Employment Contracts, Termination of Employment and
                       Change-in-Control Arrangements

         Except as described below, we have not entered into employment agreements with our named executive officers, and their employment may be terminated at any time at the discretion of our Board of Directors.

         Effective June 23, 2003, Tumbleweed entered into an employment agreement with John Vigouroux. The agreement provided that Mr. Vigouroux would serve as the President and Chief Operating Officer of Tumbleweed for a base salary of $250,000 per year plus performance-based bonuses. The agreement provided that Tumbleweed could terminate Mr. Vigouroux's employment at any time with or without "cause," as it is defined in the agreement. However, if Mr. Vigouroux were terminated without "cause" or was subject to "constructive discharge," as defined in the agreement, Mr. Vigouroux would be entitled to continue to receive his salary for twelve months, receive reimbursement for all COBRA costs for twelve months and continue vesting his options for twelve months. Mr. Vigouroux resigned as President and Chief Operating Officer as of April 30, 2004.

         Effective July 7, 2003, Tumbleweed entered into an employment agreement with Tim Conley. The agreement provided that Mr. Conley would serve as the Vice President-Finance and Chief Financial Officer of Tumbleweed for a base salary of $175,000 per year. The agreement also provided that Tumbleweed could terminate Mr. Conley's employment at any time with or without "cause" or was subject to "constructive discharge," as defined in the agreement following a "change of ownership control" as defined in the agreement, Mr. Conley would be entitled to continue to receive his salary for twelve months, receive reimbursement of all COBRA costs for twelve months and continue vesting his options for twelve months.

Limitation of Liability and Indemnification

         Our Certificate of Incorporation includes provisions that eliminate the personal liability of our directors for monetary damages for breach of fiduciary duty as a director, except for liability:

o for any breach of the director's duty of loyalty to us or our stockholders;

o for acts or omissions not in good faith or that involved intentional misconduct or a knowing violation of law;

o     under Section 174 of the Delaware law; or

o for any transaction from which the director derives an improper personal benefit.

         Our Certificate of Incorporation and Bylaws further provide for the indemnification of our directors and officers to the fullest extent permitted by
Section 145 of the Delaware law, including circumstances in which indemnification is otherwise discretionary. Indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons under the foregoing provisions, or otherwise. We have been advised that in the opinion of the SEC this indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

         We have entered into agreements to indemnify our directors and executive officers in addition to the indemnification provided for in our Certificate of Incorporation and Bylaws. These agreements, among other things, provide for indemnification of our directors and executive officers for expenses, judgments, fines and settlement amounts incurred by any of these people in any action or proceeding arising out of his or her services as a director or executive officer or at our request. We believe that these provisions and agreements are necessary to attract and retain qualified people as directors and executive officers.

                  REPORT OF THE COMPENSATION COMMITTEE OF THE
                 BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION [1]

         Our executive compensation program presently is administered by the two-member Compensation Committee of the Board of Directors set forth below. These Compensation Committee members are not our employees.

What are our policies regarding executive compensation?

Section 162 Policy

         Section 162(m) of the Internal Revenue Code of 1986, as amended, generally provides that publicly held companies may not deduct compensation paid to certain of its top executive officers to the extent such compensation exceeds $1 million per officer in any year. However, pursuant to regulations issued by the Treasury Department, certain limited exceptions to Section 162(m) apply with respect to "performance-based compensation." Awards granted under the 1999 Omnibus Stock Incentive Plan are intended to constitute qualified performance-based compensation eligible for such exceptions, and we will continue to monitor the applicability of Section 162(m) to our ongoing compensation arrangements. We do not expect that amounts of compensation paid to our executive officers will fail to be deductible on account of Section 162(m).



__________________________

[1] The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.


Executive Compensation Policies

         The objectives of our executive compensation policies are to attract, retain and reward executive officers who contribute to our success, to align the financial interests of executive officers with our performance, to strengthen the relationship between executive pay and stockholder value, to motivate executive officers to achieve our business objectives and to reward individual performance. Our executive compensation package consists of three components: base salary and related benefits; bonus program; and stock options.

         The first component of our executive compensation package is base salary and related benefits. Each executive officer receives a base salary and benefits based on competitive compensation information and his responsibilities and performance. The second component of our executive compensation package is a bonus program. Generally, the Compensation Committee, together with Tumbleweed management, establishes information objectives at the beginning of the year. At the end of each year, the Compensation Committee reviews management's and the company's achievement against those objectives and recommends a bonus based on the achievement of those objectives. The third component of our executive compensation package is stock options, which we believe are becoming increasingly important as an incentive tool designed to more closely align the interests of our executive officers with the long-term interests of our stockholders and to encourage our executive officers to remain with us. Generally, we grant stock options at fair market exercise prices, as determined at the time of grant.

         Our stock option plans have been established to provide all our employees with an opportunity to share, along with our stockholders, in our long-term performance. Periodic grants of stock options are generally made annually to eligible employees, with additional grants being made to certain employees upon commencement of employment and, occasionally, following a significant change in job responsibilities, scope or title. Stock options granted under the plans generally have a non-statutory four-year vesting schedule and generally expire ten years from the date of grant. In addition, a portion of the options granted to our executive officers are performance-based options. The Compensation Committee periodically considers the grant of stock-based compensation to all executive officers. Such grants are made on the basis of a quantitative and qualitative analysis of individual performance, our financial performance, and the executive's existing options.

Chief Executive Officer Compensation

         Mr. Smith's 2003 bonus and salary were set by the Committee with due regard to his industry experience, competitive salary information and current market conditions. The amount of Mr. Smith's total compensation was based on our 2003 results and his individual performance with respect to meeting previously established performance objectives measured both quarterly and annually.

         In particular, the Compensation Committee assessed Mr. Smith's performance against a broad range of leadership criteria, including: strategic thinking, providing vision and direction, accelerating change, integrity, motivating and energizing personnel, influencing ideas and initiatives, delivering results, and developing management. As a founder of Tumbleweed, the Compensation Committee has been mindful of Mr. Smith's substantial equity position in Tumbleweed and has not increased his salary despite the belief that his salary and bonus are substantially less than customary levels for a comparable executive in the technology industry.



                                                         Compensation Committee
                                                               Kenneth R. Klein
                                                             David F. Marquardt

Compensation Committee Interlocks and Insider Participation

         The members of the Compensation Committee during fiscal 2003 were Kenneth R. Klein and David R. Marquardt. None of the members of the Compensation Committee during fiscal 2003 (i) was an officer or employee of the Company or any of its subsidiaries, (ii) was formerly an officer of the Company or any of its subsidiaries or (iii) had any relationship requiring disclosure by the Company under the SEC's rules requiring disclosure of related party transactions.

                         REPORT OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS[2]

         The Audit Committee is comprised of three outside directors, all of whom are independent under Rule 4200(a)(14) of the National Association of Securities Dealers' ("NASD") listing standards. In fiscal 2002, the Board of Directors approved and adopted a written charter, which sets forth the Audit Committee's duties and responsibilities and reflects new SEC regulations and NASD rules and revised that charter as of April 22, 2004. A copy of the revised charter is attached as Appendix B to this Proxy Statement.

         The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2003 with management and with our independent auditors, KPMG LLP. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with KPMG LLP their independence. The Audit Committee has considered the compatibility of the provision of non-audit services with maintaining the auditor's independence.

         Based on the Audit Committee's review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2003 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the SEC.


                                                                Audit Committee
                                                   James P. Scullion (Chairman)
                                                       Christopher H. Greendale
                                                            Standish H. O'Grady


__________________________

[2] The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

                      AUDIT FEES AND PRE-APPROVAL POLICIES

         The following table presents fees for professional services rendered by KPMG LLP for the audit of our annual financial statements for fiscal 2003 and fiscal 2002 and fees billed for audit-related services, tax services and all other services rendered by KPMG LLP for fiscal 2003 and fiscal 2002.


                                                        2003             2002
Audit Fees.....................................      $390,500          $307,500
Audit-Related Fees.............................      $  -0-            $  -0-
Tax Fees                                             $  -0-            $  -0-
All Other Fees.................................      $  -0-            $  -0-
         Total.................................      $390,500          $307,500


                      PERFORMANCE MEASUREMENT COMPARISON[3]

         The following graph shows the change in our cumulative total stockholder return beginning after the close of trading August 6, 1999, when our common stock was priced at $12.00 per share for sale in our initial public offering, based upon the market price of our common stock, compared with: (i) the cumulative total return on Nasdaq Sotck Market Composite Index and (ii) the S&P 500 Internet Software and Services Index. The graph assumes a total initial investment of $100 as of August 6, 1999, and shows a "Total Return" that assumes reinvestment of dividends, if any, and is based on market capitalization at the beginning of each period. The performance on the following graph is not necessarily indicative of future stock price performance.



________________________

[3] The material in this performance measurement comparison is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.





               COMPARISON OF CUMULATIVE TOTAL RETURN ON INVESTMENT

                               [Graphic Omitted]


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Since January 1, 2003, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer or holder of more than 5% of our common stock, or an immediate family member of any of the foregoing, had or will have a direct or indirect interest other than:

o    compensation arrangements, which are described above; and
o    the transactions described below.

         On April 23, 2004, Tumbleweed entered into a separation and release agreement with Mr. Vigouroux. Mr. Vigouroux was Tumbleweed's President and Chief Operating Officer at the time. Mr. Vigouroux agreed to resign his position as President and Chief Operating Officer effective April 30, 2004 and to end his employment with Tumbleweed effective April 30, 2005. In exchange for a full waiver and release of all claims against Tumbleweed, Tumbleweed agreed to provide Mr. Vigouroux with bi-monthly payments of $10,417 for twelve months.
The agreement also provides for up to twelve months of COBRA health care coverage premium reimbursement and continued vesting of options to purchase Tumbleweed shares.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

         No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. This Proxy Statement does not constitute the solicitation of a proxy, in any jurisdiction, from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the Proxy Statement.

                             ADDITIONAL INFORMATION

         The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to multiple stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process of "householding" potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares.

                                             By Order of the Board of Directors

                                                         /s/ Bernard J. Cassidy

                                                             Bernard J. Cassidy
                                                                      Secretary

                                                                    May 7, 2004

         A copy of our Annual Report to the SEC on Form 10-K for the fiscal year ended December 31, 2003 has been included within the package of materials sent to you as well as a copy of our 2003 Annual Report to Stockholders.

                                   Appendix A
                                   ----------

                          NOMINATING COMMITTEE CHARTER

I.       PURPOSE OF THE COMMITTEE

              The purposes of the Nominating Committee (the "Committee") of the Board of Directors (the "Board") of Tumbleweed Communications Corp. (the "Corporation") shall be to identify and to recommend to the Board individuals qualified to serve as directors of the Corporation and on committees of the Board; and to advise the Board with respect to the Board composition, procedures and committees.

II.      COMPOSITION OF THE COMMITTEE

              The Committee shall consist of two or more directors, as determined from time to time by the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of The Nasdaq Stock Market, Inc. ("Nasdaq"), and any additional requirements that the Board deems appropriate.

              The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

              Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

III.     MEETINGS AND PROCEDURES OF THE COMMITTEE

              The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities, but no less frequently than [two times] annually. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary.

              The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

              A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

              The Committee shall maintain minutes of its meetings and records relating to those meetings and shall report regularly to the Board on its activities, as appropriate.

IV.      DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

A.       Board Candidates and Nominees

              The Committee shall have the following duties and responsibilities with respect to Board candidates and nominees:

         (a) To assist in identifying, recruiting and, if appropriate, interviewing candidates to fill positions on the Board, including persons suggested by stockholders or others. The Committee may, if it deems appropriate, establish procedures to be followed by stockholders in submitting recommendations for Board candidates.

         (b) To review the background and qualifications of individuals being considered as director candidates. Among the qualifications considered in the selection of candidates, the Committee shall look at the following attributes and criteria of candidates: experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Committee considers appropriate in the context of the needs of the Board.

         (c) To recommend to the Board the director nominees for election by the stockholders or appointment by the Board, as the case may be, pursuant to the Bylaws of the Corporation, which recommendations shall be consistent with the criteria for selecting directors established by the Board from time to time.

         (d) To review the suitability for continued service as a director of each Board member when his or her term expires and when he or she has a change in status, including but not limited to an employment change, and to recommend whether or not the director should be re-nominated.

B.       Board Composition and Procedures

              The Committee shall have the following duties and responsibilities with respect to the composition and procedures of the Board as a whole:

         (a) To review annually with the Board the composition of the Board as a whole and to recommend, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of independent directors required by Nasdaq.

         (b) To review periodically the size of the Board and to recommend to the Board any appropriate changes.

         (c) To make recommendations on the frequency and structure of Board meetings.

         (d) To make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted, including but not limited to procedures with respect to the waiver by the Board of any Corporation rule, guideline, procedure or corporate governance principle.

C.       Board Committees

              The Committee shall have the following duties and responsibilities with respect to the committee structure of the Board:

         (a) After consultation with the Chairman and Chief Executive
Officer and after taking into account the experiences and expertise of individual directors, to make recommendations to the Board regarding the size and composition of each standing committee of the Board, including the identification of individuals qualified to serve as members of a committee, including the Committee, and to recommend individual directors to fill any vacancy that might occur on a committee, including the Committee.

         (b) To monitor the functioning of the committees of the Board and to make recommendations for any changes, including the creation and elimination of committees.

         (c) To review annually committee assignments and the policy with respect to the rotation of committee memberships and/or chairpersonships, and to report any recommendations to the Board.

         (d) To recommend that the Board establish such special committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee's power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual director, to make such a recommendation at any time.

V.       EVALUATION OF THE COMMITTEE

              The Committee shall, on an annual basis, evaluate its performance. In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope and shall recommend such changes as it deems necessary or appropriate. The Committee shall address all matters that the Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

              The Committee shall deliver to the Board a report, which may be oral, setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Corporation's or the Board's policies or procedures.

VI.      INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

              The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities, and may retain, at the Corporation's expense, such independent counsel or other consultants or advisers as it deems necessary. The Committee shall have the sole authority to retain or terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm's fees and other retention terms, such fees to be borne by the Corporation.

                                     * * *

              While the members of the Committee have the duties and responsibilities set forth in this Charter, nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of members of the Committee, except to the extent otherwise provided under applicable federal or state law.

                                   Appendix B
                                   ----------

AUDIT COMMITTEE CHARTER

I.       PURPOSE OF THE COMMITTEE

         The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Tumbleweed Communications Corp. (the "Corporation") is to oversee the accounting and financial reporting processes of the Corporation and its subsidiaries and the audits of the financial statements of the Corporation.

II.      COMPOSITION OF THE COMMITTEE

         The Committee shall consist of three or more directors, as determined from time to time by the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of The Nasdaq Stock Market, Inc. ("Nasdaq"), and any additional requirements that the Board deems appropriate.

         No director may serve as a member of the Committee if such director serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee.

         The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

         Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

         Each member of the Committee must be able to read and understand fundamental financial statements, including the Corporation's balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee must be designated by the Board to be the "audit committee financial expert," as defined by the Securities and Exchange Commission ("SEC") pursuant to the Sarbanes-Oxley Act of 2002 (the "Act").

III.     MEETINGS OF THE COMMITTEE

         The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities, but no less frequently than once every fiscal quarter. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee should meet separately on a periodic basis with (i) management, (ii) the person responsible for the internal audit function and (iii) the Corporation's independent auditors, in each case to discuss any matters that the Committee or any of the above persons or firms believe warrant Committee attention.

         A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

         The Committee shall maintain minutes of its meetings and records relating to those meetings.

IV.      DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

         In carrying out its duties and responsibilities, the Committee's policies and procedures should remain flexible, so that it may be in a position to best address, react or respond to changing circumstances or conditions. The following duties and responsibilities are within the authority of the Committee and the Committee shall, consistent with and subject to applicable law and rules and regulations promulgated by the SEC, Nasdaq, or any other applicable regulatory authority:

Selection, Evaluation, and Oversight of the Auditors

         (a) Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, and each such registered public accounting firm must report directly to the Committee (the registered public accounting firm engaged for the purpose of preparing or issuing an audit report for inclusion in the Corporation's Annual Report on Form 10-K is referred to herein as the "independent auditors");

         (b) Review and, in its sole discretion, approve in advance the Corporation's independent auditors' annual engagement letter, including the proposed fees contained therein, as well as all audit and, as provided in the Act and the SEC rules and regulations promulgated thereunder, all permitted non-audit engagements and relationships between the Corporation and such independent auditors (which approval should be made after receiving input from the Corporation's management, if desired). Approval of audit and permitted non-audit services will be made by the Committee or by one or more members of the Committee as shall be designated by the the chairperson of the Committee and the person(s) granting such approval shall report such approval to the Committee at the next scheduled meeting;

         (c) Review the performance of the Corporation's independent auditors, including the lead partner and reviewing partner of the independent auditors, and, in its sole discretion (subject, if applicable, to shareholder ratification), make decisions regarding the replacement or termination of the independent auditors when circumstances warrant;

         (d) Evaluate the independence of the Corporation's independent auditors by, among other things:

             (i) obtaining and reviewing from the Corporation's independent auditors a formal written statement delineating all relationships between the independent auditors and the Corporation, consistent with Independence Standards Board Standard 1;

             (ii) actively engaging in a dialogue with the Corporation's independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors;

             (iii) taking, or recommending that the Board take, appropriate action to oversee the independence of the Corporation's independent auditors;

             (iv) monitoring compliance by the Corporation's independent auditors with the audit partner rotation requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

             (v) monitoring compliance by the Corporation of the employee conflict of interest requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder; and

             (vi) engaging in a dialogue with the independent auditors to confirm that audit partner compensation is consistent with applicable SEC rules;

Oversight of Annual Audit and Quarterly Reviews

         (e) Review and discuss with the independent auditors their annual audit plan, including the timing and scope of audit activities, and monitor such plan's progress and results during the year;

         (f) Review with management, the Corporation's independent auditors and the director of the Corporation's internal auditing department, the following information which is required to be reported by the independent auditor:

             (i)    all critical accounting policies and practices to be used;

             (ii) all alternative treatments of financial information that have been discussed by the independent auditors and management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

             (iii) all other material written communications between the independent auditors and management, such as any management letter and any schedule of unadjusted differences; and

             (iv) any material financial arrangements of the Corporation which do not appear on the financial statements of the Corporation;

         (g) Resolve all disagreements between the Corporation's independent auditors and management regarding financial reporting;

Oversight of Financial Reporting Process and Internal Controls

         (h) Review:

             (i) the adequacy and effectiveness of the Corporation's accounting and internal control policies and procedures on a regular basis, including the responsibilities, budget, compensation and staffing of the Corporation's internal audit function, through inquiry and periodic meetings with the Corporation's independent auditors and management;

             (ii) the yearly report prepared by management, and attested to by the Corporation's independent auditors, assessing the effectiveness of the Corporation's internal control over financial reporting and stating management's responsibility for establishing and maintaining adequate internal control over financial reporting prior to its inclusion in the Corporation's Annual Report on Form 10-K; and

             (iii) the Committee's level of involvement and interaction with the Corporation's internal audit function, including the Committee's line of authority and role in appointing and compensating employees in the internal audit function;

         (i) Review with the chief executive officer, chief financial officer and independent auditors, periodically, the following:

             (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Corporation's ability to record, process, summarize and report financial information; and

             (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal control over financial reporting;

         (j) Discuss guidelines and policies governing the process by which senior management of the Corporation and the relevant departments of the Corporation, including the internal auditing department, assess and manage the Corporation's exposure to risk, as well as the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures;

         (k) Review with management the progress and results of all internal audit projects, and, when deemed necessary or appropriate by the Committee, direct the Corporation's chief executive officer to assign additional internal audit projects to the director of the Corporation's internal auditing department;

         (l) Receive periodic reports from the Corporation's independent auditors, management and the Corporation's internal auditing department to assess the impact on the Corporation of significant accounting or financial reporting developments that may have a bearing on the Corporation;

         (m) Review and discuss with the independent auditors the results of the year-end audit of the Corporation, including any comments or recommendations of the Corporation's independent auditors and, based on such review and discussions and on such other considerations as it determines appropriate, recommend to the Board whether the Corporation's financial statements should be included in the Annual Report on Form 10-K;

         (n) Establish and maintain free and open means of communication between and among the Committee, the Corporation's independent auditors, the Corporation's internal auditing department and management, including providing such parties with appropriate opportunities to meet separately and privately with the Committee on a periodic basis;

         (o) Review the type and presentation of information to be included in the Corporation's earnings press releases (especially the use of "pro forma" or "adjusted" information not prepared in compliance with generally accepted accounting principles), as well as financial information and earnings guidance provided by the Corporation to analysts and rating agencies (which review may be done generally (i.e., discussion of the types of information to be disclosed and type of presentations to be made), and the Committee need not discuss in advance each earnings release or each instance in which the Corporation may provide earnings guidance);

Miscellaneous

         (p) Establish and implement policies and procedures for the Committee's and/or the Board of Directors' review and approval or disapproval of proposed transactions or courses of dealings with respect to which executive officers or directors or members of their immediate families have an interest (including all transactions required to be disclosed by Item 404(a) of Regulation S-K);

         (q) Meet periodically with the general counsel, and outside counsel when appropriate, to review legal and regulatory matters, including (i) any matters that may have a material impact on the financial statements of the Corporation and (ii) any matters involving potential or ongoing material violations of law or breaches of fiduciary duty by the Corporation or any of its directors, officers, employees, or agents or breaches of fiduciary duty to the Corporation;

         (r) Prepare the report required by the rules of the SEC to be included in the Corporation's annual proxy statement;

         (s) Review and approve in advance any services provided by the Corporation's independent auditors to the Corporation's executive officers or members of their immediate family;

         (t) Review the Corporation's program to monitor compliance with the Corporation's Code of Conduct, and meet periodically with the Corporation's Compliance Committee to discuss compliance with the Code of Conduct;

         (u) Establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters;

         (v) Establish procedures for the receipt, retention and treatment of reports of evidence of a material violation made by attorneys appearing and practicing before the SEC in the representation of the Corporation or any of its subsidiaries, or reports made by the Corporation's chief executive officer or general counsel in relation thereto;

         (w) Secure independent expert advice to the extent the Committee determines it to be appropriate, including retaining, with or without Board approval, independent counsel, accountants, consultants or others, to assist the Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Corporation;

         (x) Review and assess the adequacy of this Charter on an annual basis; and

         (y) Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

V.    INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

         The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities, and may retain, at the Corporation's expense, such independent counsel or other consultants or advisers as it deems necessary.

                                     * * *

         Although the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for preparing or certifying the financial statements, for planning or conducting the audit, or for determining whether the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

         In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Corporation, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary.

         Nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of the members of the Committee, except to the extent otherwise provided under applicable federal or state law.